                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2001

                                  SEPRACOR INC.
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                        0-19410                22-2536587
----------------------------     -----------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
    of incorporation)                                        Identification No.)


    111 Locke Drive
    Marlborough, MA                                           01752
----------------------------                         -------------------------
   (Address of principal                                    (Zip Code)
    executive offices)

       Registrant's telephone number, including area code: (508) 481-6700

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

       (a) On December 21, 2001, Sepracor Inc. (the "Registrant") publicly announced that the initial purchaser had exercised in full the $100 million over-allotment option granted by the Registrant in connection with the private placement in November 2001 of 5.75% Convertible Subordinated Notes with Auto-Conversion Provision due 2006 (the "Notes"). The sale of the Notes pursuant to exercise of the over-allotment option is expected to close on December 27, 2001.

       Attached as Exhibit 99.1 is the press release announcing the exercise of the over-allotment option.

       (b) The Registrant has been added to the Nasdaq-100 Index(R) effective at the market open on December 24, 2001. The Nasdaq-100 Index represents 100 of the largest non-financial companies listed on the National Market tier of the Nasdaq Stock Market and reflects companies across major industry groups, including biotechnology, telecommunications, computer hardware and software and retail/wholesale trade.

       (c) On December 21, 2001, the Registrant publicly announced that Schering-Plough Corporation ("Shering-Plough") had reported that Schering-Plough's CLARINEX(R) (desloratadine) 5 mg tablets for the treatment of seasonal allergic rhinitis (SAR) in adults and children 12 years of age and older had received marketing clearance from the U.S. Food and Drug Administration. In December 1997, Schering-Plough and the Registrant announced a licensing agreement giving Schering-Plough exclusive worldwide rights to the Registrant's patents relating to desloratadine.

       Attached as Exhibit 99.2 is the press release announcing the Schering-Plough announcement.

       In addition to historical facts or statements of current condition, this Report contains forward-looking statements, including statements regarding the expected closing of the sale of the Notes pursuant to the exercise of the over-allotment option. Forward-looking statements provide the Registrant's current expectations or forecasts of future events. Actual events could differ materially from those reflected in these forward-looking statements due to general financial, economic, regulatory and political conditions affecting the pharmaceutical industry as well as more specific risks and uncertainties related to the Registrant such as those set forth in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 filed with the Securities and Exchange Commission. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect.

Item 7.  Financial Statements and Exhibits

       (c) Exhibits

       See Exhibits Index attached hereto.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2001                 SEPRACOR INC.
                                         (Registrant)

                                         By: /s/ ROBERT F. SCUMACI
                                            ------------------------------------
                                            Robert F. Scumaci
                                            Executive Vice President, Finance
                                            and Administration

                                  Exhibit Index

EXHIBIT NUMBER                   DESCRIPTION
--------------                   -----------

       99.1 Press Release dated December 21, 2001 concerning exercise of over-allotment option

       99.2 Press Release dated December 21, 2001 concerning Schering-Plough's announcement of marketing approval of CLARINEX(R)